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                                                                   EXHIBIT 10.15


           SECOND AMENDMENT TO CREDIT AGREEMENT - THREE YEAR FACILITY



         This Second Amendment to Credit Agreement - Three Year Facility is entered into as of this fifteenth day of December, 1995, by and among (a) KOMAG, INCORPORATED, a Delaware corporation ("Borrower"); (b) the banks from time to time party hereto, together with their respective successors and assigns (each a "Bank" and collectively "Banks"); and FIRST INTERSTATE BANK OF CALIFORNIA, a California banking corporation ("FICAL"), as agent for the Banks (in such capacity, the "Agent").

     This Second Amendment amends that certain Credit Agreement - Three Year Facility dated as of December 15, 1994 and that certain First Amendment thereto dated March 29, 1995 (jointly, the "Agreement"), each of which were executed by and among Borrower, Banks and the Agent as follows:

              1. SECTION 1.01., DEFINED TERMS., "Maturity Date", page 5: delete this definition and replace with

              "December 15, 1999, unless an extension shall occur under Section 2.01, in which case "Maturity Date" shall mean the amended Maturity Date resulting from such extension.";

              2. SECTION 2.01., THE REVOLVING LOANS., (c) Commitment Fee., page 9: delete this section and replace with

              "Borrower agrees to pay to the Agent, for the pro rata benefit of the Banks in accordance with their respective Commitment Percentages, a commitment fee equal to ten (10) basis points of the Aggregate Commitment, calculated on the basis of a 360-day year for the actual days elapsed, payable on December 15, 1995 and on each anniversary date thereafter.";

              3. SECTION 2.01., THE REVOLVING LOANS., (f) Non-Utilization Fee., page 10: delete this section and replace with

              "Borrower agrees to pay to the Agent, for the pro rata benefit of the Banks in accordance with their respective Commitment Percentages, a non-utilization fee equal to fifteen (15) basis points of average daily unused portion of the Aggregate Commitment from December 15, 1995 until the Maturity Date, and any extensions thereof, payable on the last day of each December, March, June and September (for the preceding quarter) commencing on the first such date occurring after December 15,1995 and on the Maturity Date.",
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              4.    SECTION 2.01., THE REVOLVING LOANS., (g) Extension of
Maturity Date., pages 10 and 11, inclusive: delete "the then current Maturity Date" and replace with "each anniversary date" on lines 5, lines 7 and 8 and lines 9 and 10;

              5. SECTION 2.03., INTEREST RATE AND PAYMENT DATES., (c) Eurodollar Rate Loans., page 13: delete the schedule and replace with

              "If Borrower's Consolidated Debt to Consolidated Capital is less than .25 to 1.0: 75 basis points; and

              If Borrower's Consolidated Debt to Consolidated Capital is equal to or greater than .25 to 1.0: 90 basis points.";

              6. SECTION 2.03., INTEREST RATE AND PAYMENT DATES., (c) Eurodollar Rate Loans., page 13: add a new introductory sentence to the last paragraph as follows

              "Notwithstanding anything to the contrary contained in the Agreement, for purposes of calculating the rates referred to in this subsection, Borrower's convertible subordinated debt shall not be included as part of its Consolidated Debt.";

              7. SECTION 6.01., AFFIRMATIVE COVENANTS., (b) Notices and Information.,(i), (c), page 24: delete "$1,000,000" wherever it appears and replace with "$10,000,000";

              8. SECTION 6.02., NEGATIVE COVENANTS., (d) Consolidated Tangible Net Worth., line 7, page 27: insert the following between "Subsidiaries" and "adjusted"

                    "(other than equity investments by the Borrower in its Consolidated Subsidiaries or equity investments by the Borrower's Consolidated Subsidiaries in the Borrower)";

              9. SECTION 6.02., NEGATIVE COVENANTS., (e) Domestic Unrestricted Cash Balances., page 27: delete this section and its header in their entirety;

              10. SECTION 6.02., NEGATIVE COVENANTS., (f) Liens, Etc., (g) Debt., (h) Dividends, Etc., (i) Consolidation, Merger or Acquisition., A) Loans, Investments, Secondary Liabilities., and (k) Asset Sales., pages 27 through 30, inclusive: reletter as

                    (e) Liens, Etc., (f) Debt., (g) Dividends, Etc., (h) Consolidation, Merger or Acquisition., (i) Loans, Investments, Secondary Liabilities. , and A) Asset Sales.


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              11.   SECTION 6.02., NEGATIVE COVENANTS., (f) Debt., (iv), page
28: delete "$35,000,000" wherever it appears and replace with "$100,000,000" and delete "$20,000,000" and replace with "$50,000,000";

              12. SECTION 6.02., NEGATIVE COVENANTS., (g) Dividends., page 28, lines 10 through 13, inclusive: delete "repurchase up to 500,000 shares of stock per fiscal year of Borrower on the open market to meet employee stock option plan requirements for Dastek employees; and (iv) make repurchases of employee stock and/or employee stock options which in the aggregate do not exceed $500,000 per fiscal year" and replace with

                    "repurchase stock of Borrower in an amount not to exceed $15,000,000 in any calendar year";

              13. SECTION 6.02., NEGATIVE COVENANTS., (j) Asset Sales., (i), page 30: delete "12.5%" and replace with "20%";

              14. SECTION 6.02., NEGATIVE COVENANTS., (I) Domestic Assets of Borrower and its Consolidated Subsidiaries., page 30: delete this section and its header in their entirety;

              15. SECTION 6.02., NEGATIVE COVENANTS., page 30: add a new "(k)" as follows

              "(k)" Debt Service Coverage Ratio. Permit earnings before interest plus taxes plus depreciation plus amortization ("EBITDA") divided by interest expense plus scheduled principal payments plus $15,000,000 to be less than 2.0 to 1.0 at any time during the term of the Agreement. This ratio will be calculated on a rolling prior four quarter basis.";

              16. SECTION 7.01., EVENTS OF DEFAULT.(h), page 32: delete this subsection in its entirety;

              17. SECTION 7.01., EVENTS OF DEFAULT., subsections (i) and (j), pages 32 and 33, inclusive: reletter as "(h)" and "(i)", respectively;

              18. SECTION 7.01., EVENTS OF DEFAULT., subsection (i), lines 2 through 4, inclusive, page 33: delete "or against any guarantor (at such time or times as there are any outstandings under the Borrowings which were the subject of any guarantee executed by such guarantor),";

              19.   SECTION 9.02., NOTICES, ETC., line 9, page 37: delete "or
VII";

              20.   SECTION 9.07., EFFECTIVENESS; BINDING EFFECT; GOVERNING
LAW., line 8, page 39: delete "$35,000,000" and replace with "$95,000,000";
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              21.   Signature page, page 41: change the Borrower's zip code from
"95124" to "95035",

              22. Signature page, page 41: change Standard Chartered Bank's address from "707 Wilshire Boulevard, Los Angeles, California 90017, Attention:
Rita Raychaudhuri" to "7 World Trade Center, New York, New York 10048,
Attention: Peter Dodds";

              23.   Delete Exhibit A and replace with the attached;

              24.   Delete Exhibit 1 and replace with the attached;

              25.   Delete Exhibit 4 and replace with the attached; and

              26. Borrower shall pay to the Agent a sum not to exceed $5,000 simultaneously with its execution of this Second Amendment to reimburse the Agent for its attorney's fees in conjunction with the preparation and negotiation of this Second Amendment.

              27. Borrower hereby represents and warrants to the Banks and the Agent that (a) the representations and warranties contained in the Agreement are true in all material respects on and as of the date of this Second Amendment,
(b) no event has occurred and is continuing which constitutes an Event of Default or Potential Event of Default, and (c) the documents previously delivered to the Agent and the Banks pursuant to clauses (ii), (iii) and (v) of
Section 4.01 (a) remain in full force and effect.

              28. Except as specifically amended pursuant to the foregoing paragraphs of this Second Amendment, all recitals, representations, warranties, covenants, undertakings, promises, indemnities, terms, conditions and provisions of the Agreement shall remain in full force and effect and shall be and remain unaffected by this Second Amendment.

              29. This Second Amendment shall become effective when the Agent (which shall promptly distribute such information to each of the Banks) shall have received all of the following:

              (a) Counterparts of this Second Amendment signed by the Borrower, the Banks and the Agent.

              (b) The Revolving Notes in the form attached hereto as Exhibit A duly signed by an authorized officer of the Borrower in favor of each of the Banks. Such promissory notes shall constitute the Revolving Notes as defined in and for the purpose of the Agreement and shall be deemed to have amended and restated the Revolving Notes previously executed and delivered by the Borrower under the Agreement.
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              30.   This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Second Amendment and the Agreement constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

              31. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without regard to principles of conflicts of laws.

                                  ------------

              IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the day and year first hereinabove written.


FIRST INTERSTATE BANK OF CALIFORNIA,        KOMAG, INCORPORATED,
as the Agent                                as Borrower
and as a Bank

By:                                         By:
    --------------------------------           ---------------------------------


Title:                                      Title:
      ------------------------------              ------------------------------

                                            Address:
                                            275 South Hillview Drive
                                            Milpitas, CA 95035

                                            Attention:   David H .Allen
                                                         Treasurer

Address:
South Bay Regional Corporate
177 Park Center Plaza
San Jose, CA 95113

Attention:   Erik B. Larsen
             Vice President


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COMERICA BANK - CALIFORNIA                  ABN-AMRO BANK, N.V.
as a Bank                                   as a Bank
                                            By:  ABN AMRO North America,
                                                   Inc. , as agent

By:                                         By:
    ------------------------------             ---------------------------------

Its:                                        Its:
    ------------------------------              --------------------------------

Address:                                    Address:
333 West Santa Clara Street                 101 California Street, Suite 4550
San Jose, CA 95113                          San Francisco, CA 94111-5812

Attention:   Lori S. Edwards                Attention:   Robin S. Yim
             First Vice President                        Vice President


STANDARD CHARTERED BANK
as a Bank

By:
   -------------------------------

Its:
    ------------------------------
Address:
7 World Trade Center
New York, NY 10048

Attention:   Peter Dodds
             Vice President


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